Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, R. Jay Gerken, President of Western Asset Funds, Inc. (the “Corporation”), certify that, to my knowledge:

1. The Corporation’s periodic report on Form N-CSR for the period ended March 31, 2008, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ R. Jay Gerken	June 5, 2008
R. Jay Gerken	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, Principal Financial and Accounting Officer of Western Asset Funds, Inc. (“Corporation”), certify that, to my knowledge:

1. The Corporation’s periodic report on Form N-CSR for the period ended March 31, 2008, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Marie K. Karpinski	June 5, 2008
Marie K. Karpinski	Date
Principal Financial and Accounting Officer